Grow Esoteric Through Disease Focus

Jay Wohlgemuth, M.D.
Senior Vice President, Science and Innovation

the new QUEST

Safe Harbor Disclosure

This presentation may contain forward-looking statements.
Readers are cautioned not to place undue reliance on
forward-looking statements, which speak only as of the date
that they are made and which reflect management's current
estimates, projections, expectations or beliefs and which
involve risks and uncertainties that could cause actual
results and outcomes to be materially different. Risks and
uncertainties that may affect the future results of the
company include, but are not limited to, adverse results
from pending or future government investigations, lawsuits
or private actions, the competitive environment, changes in
government regulations, changing relationships with
customers, payers, suppliers and strategic partners and
other factors discussed in "Business," "Risk Factors,"
"Cautionary Factors that May Affect Future Results," "Legal
Proceedings," "Management's Discussion and Analysis of
Financial Condition and Results of Operations," and
"Quantitative and Qualitative Disclosures About Market Risk"
in the company's 2011 Annual Report on Form 10-K and
"Management's Discussion and Analysis of Financial Condition
and Results of Operations," "Quantitative and Qualitative
Disclosures About Market Risk," and "Risk Factors" in the
company's Quarterly Reports on Form 10-Q and other items
throughout the Form 10-K and the company's 2012 Quarterly
Reports on Form 10-Q and Current Reports on Form 8-K.

the new QUEST

Science and Innovation
Focused on Value Creation for Major Clinical Opportunities

Business Lines (Breadth)	Value Creation – Growth Area Focus (Depth)
Cardiovascular & Metabolism	• Atherosclerosis • Metabolic disease and Diabetes • Rare endocrinology
Cancer Diagnostics	• Breast cancer • Cancer detection
Neurology	• Developmental disease genetics • Dementia and AD
Toxicology & Prescription Drug Monitoring	• Prescription Drug Monitoring
Infectious Diseases & Immunology	• Chronic Hepatitis (Hep C and B)
Women's & Reproductive Health	• Obstetrics and Gynecology complete offering
General Health & Wellness	• Primary care, annual visit offering • Wellness & Prevention (includes employer, consumer, physician, hospital)

our new QUEST
3 Restore Growth
| 3

Value Creation from the Integration of Lab Testing and
Clinical Information

Integration of Health Information / Value / Investment

Phase 1
Individual tests

Phase 2
Integration of ordering and results for lab testing

Phase 3
Integration of non-lab testing into ordering and results

Phase 4
Insight driven services and data analytics

o Stage investments to move up the chain over time and
capture value along the way
o Focus progression toward integration on areas with the
highest incremental value of integrated information

the new QUEST

3 Restore Growth

Providing Holistic Solutions Centered on Guideline Supported
Standards of Care

ENABLERS

Providers
Payers
Patients

Easy to use testing panels defined by professional
guidelines

Lab ordering, rules and alerts - decision support

Integration of imaging results included in guidelines
testing

Enhanced and integrated reporting

Integrated data will enable appropriate new care metric
generation

Patient facing applications enabling compliance and
consumerism in medicine

the new QUEST

3 Restore Growth

Value from Combining Routine, Guideline Mandated Testing
with Esoteric Solutions

Guidelines Supported Testing

Routine
Often Primary Care
Dementia Dementia Testing - PCP
Hepatitis C HCV screening and routine workup
Metabolic and Cardiac Disease
Metabolic syndrome, diabetes and cardiovascular risk testing
Breast, Colon Cancer
Colon and Breast cancer screening and routine workup
Women's Health
Annual visit, PAP, HPV, routine visit

Risk
Detection
Advanced Diagnostics
Specialty Care

Esoteric
Specialist
Advanced Alzheimer's evaluation (Athena)
HCV treatment selection, monitoring and complications (Focus and Nichols)
Diabetes and vascular disease management and complications
(Celera/BHL and Nichols)
Genomic testing of tissue, sequencing, recurrence detection
Fertility, Genetic syndromes, Contraception, Pre-term birth

the new QUEST

3 Restore Growth

Examples of Combining Routine and Esoteric Testing

Guidelines Supported Screening (PCP)

Dementia
Dementia Testing - PCP
25 million people in U.S.
Hepatitis C
HCV screening and routine workup
78 million people in U.S.
Metabolic and Cardiac Disease
Metabolic syndrome, diabetes and cardiovascular risk testing
90 million people in U.S.

Esoteric / Advanced Testing (Specialist)

Advanced Alzheimer's evaluation (Athena)
HCV treatment selection, monitoring and complications (Focus and Nichols)
Diabetes and vascular disease management and complications
(Celera/BHL and Nichols)

the new QUEST

3 Restore Growth

Advanced Diagnostic Technology and Expertise Enables our Esoteric Growth Programs

Mass Spectrometry: LCMSMS, Other

Largest LCMSMS Lab with many important firsts



Advanced Sequencing

1st Application Released 2012



Novel Molecular Markers: Methylation, miRNA, Microarrays

ColoVantage – 1st blood based methylation test in US



Point of Care Simplexa PCR

Influenza FDA approved
Other ASR content available



DNA Combing

Differentiation on genetic predisposition testing



Proteomics

1st aptamer based clinical diagnostic (EGFR, 2012) Pipeline with aptamers and MS our new QUEST

3 Restore Growth

| 8

Key Takeaways - Grow Esoteric Through Disease Focus

o Focus on delivering holistic solutions responsive to the
needs of clinicians and payors - aligned with commercial
objectives

o We will address a significant near term clinical
opportunity to close the "guidelines gap" in care

o Investments in technology and new tests will provide
esoteric solutions to clinical problems for specialty care
building on our past successes and leveraging our strategic
acquisitions

the new QUEST

3 Restore Growth